Exhibit 10.1



                              PURCHASE AGREEMENT

      Purchase Agreement made this ____ day of ________ , 1996, by and between TDA Industries, Inc., a New York corporation, with an office at 122 East 42nd Street, Suite 1116, New York, New York 10168 (hereinafter the "Seller"), and Eagle Supply Group, Inc., a Delaware corporation with an office at 122 East 42nd Street, Suite 1116, New York, New York 10168 (hereinafter the "Buyer").

                                  WITNESSETH:

      WHEREAS, Seller is the owner of all the issued and outstanding capital stock of Eagle Supply, Inc., a Florida corporation, with an office at 1451 Channelside Drive, Tampa, Florida 33629 (hereinafter "Eagle"); and

      WHEREAS, Seller hereby agrees to sell and deliver to Buyer, and Buyer agrees to purchase, all of the issued and outstanding capital stock of Eagle; and

      WHEREAS, Buyer has filed a registration statement on Form S-1 (such registration statement and the financial statements contained therein and all amendments and exhibits thereto are hereinafter referred to as the "Registration Statement") for an underwritten public offering of its equity securities pursuant to which it will derive gross proceeds of not less than $7,687,500 (the "Public Offering").

      NOW, THEREFORE, in consideration of the promises and the representations, warranties, covenants and agreements contained in this Agreement, each of the parties hereto hereby agrees as follows:

                                   ARTICLE I
                                   RECITALS

      Recitals. The parties confirm that each of the foregoing recitations are true and correct in all respects and are incorpo-rated herein.

                                  ARTICLE II
                               THE EAGLE SHARES

      The Eagle Shares. Seller shall sell to Buyer Five Hundred Ninety Three
(593) restricted shares of Eagle's Common Stock (the "Eagle Shares"), representing all of the issued and outstanding capital stock of Eagle, for the consideration specified in Article IV hereof.

                                  ARTICLE III
                                    CLOSING

      The Closing. Simultaneously with a closing of the Public Offering, the closing of this Agreement and the transactions contemplated hereby (the "Closing") are to take place simultaneously with the delivery of the documents evidencing consideration for the transactions contemplated herein as set forth in Article IV below at the law offices of David A. Carter, Esq., 355 West Palmetto Park Road, Boca Raton, Florida 33432, or at such other location as the parties hereto may agree upon. The date upon which the closing occurs is herein referred to as the "Closing Date".

                                  ARTICLE IV
                                 CONSIDERATION

      4.1 Eagle Shares. At the Closing, the Seller will deliver to Buyer the Eagle Shares.

      4.2 Shares of the Buyer. At the Closing, the Buyer will deliver to Seller certificate(s) representing 200,000 shares of Buyer's Common Stock ($.0001 par value), duly executed by its authorized officers and directors and in proper form for transfer (the "Buyer's Shares").

      4.3 Dividend of Eagle. Eagle shall issue to Seller a dividend (the "Dividend") in the form first of cancellation of indebtedness due to Eagle from Seller and then in the form of cash in that sum equal to the amount of Eagle's net tangible book value at the Closing Date which is in excess of One Million ($1,000,000) Dollars which amount will be affirmed by a certificate signed by Seller's and Eagle's respective chief financial officers.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF SELLER

      5.1 Representations and Warranties of Seller. Except as and/or to the extent disclosed in the Registration Statement, for the Public Offering as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), true copies of which Registration Statement have been and/or will be delivered by Seller to Buyer as a material inducement to Buyer to execute and perform its obligations under this Agreement, Seller represents and warrants to Buyer as of the date hereof, as follows:

            A. Organization and Good Standing - Compliance. Eagle is duly organized, validly existing and in good standing under the laws of the State of Florida, with full power and authority to own or lease and operate its properties and assets, material to the operation of its business, and to carry on its business as presently being conducted, and has obtained all licenses, permits or other authorizations and has taken all actions required by applicable law or governmental regulations, material to the operation of its business, to conduct its business. Seller has received no notice of, and does not know of, any violation of any applicable regulation, ordinance or other law, order, or governmental requirement, material to the operation of its business. A true copy of the Articles of Incorporation and By-Laws certified by the Secretary of Eagle, and true copies of all corporate minutes of Eagle have been made available to or delivered to Buyer, including all amendments thereto.

            B. Eagle's Capitalization. Eagle's total authorized capital stock is Fifteen Hundred (1,500) shares of Common Stock
(par value $100.00 per share), of which Five Hundred Ninety Three
(593) shares are issued and outstanding.

            C. Liens and Encumbrances. There are no liens, encumbrances, pledges, probational agreements or claims of any nature against the Eagle Shares to be delivered to Buyer by Seller.

            D. Securities Law. The Eagle Shares are validly issued, fully paid and non-assessable and were offered and sold in accordance with applicable federal and state securities laws or applicable exceptions thereunder, and there are no preemptive rights in respect thereof. There are no outstanding options, warrants, rights, calls, puts, commitments, plans or other agreements of any character providing for the purchase or issuance of any authorized but unissued capital stock of Eagle.

            E. Financial Statements. Eagle's financial statements contained in the Registration Statement represent accurately and fairly the financial condition and results of the operations of Eagle at the respective dates or for the respective periods covered thereby in accordance with generally accepted accounting principles applied on a consistent basis or in accordance with the descriptions relating to such financial statements as set forth in the Registration Statement.

            F. Books and Records. The books and records of Eagle reflect all of the material debts, liabilities and obligations of any nature (whether absolute, accrued or otherwise, and whether due or to become due) of Eagle at the dates thereof. There are no contingent liabilities of Eagle of a material nature, other than as reflected in such books and records and the Registration Statement, and Eagle has not given any guarantees of the obligations of any other person or entity other than as reflected in the Registration Statement.

            G. Absence of Undisclosed Liabilities. Eagle has no material liabilities, whether accrued, absolute, contingent, or otherwise, including without limitation, tax liabilities due or to become due, and whether incurred in respect of or measured by the income of Eagle except as reflected in the Registration Statement or incurred subsequent to the date of the financial statements set forth in the Registration Statement in the ordinary course of Eagle's business. Seller does not know or have reasonable grounds to know of any basis for the assertion against Eagle of any material liability not fully reflected or reserved against.

            H. Title to Properties. Eagle has good and marketable title to its assets, including those reflected in the Registration Statement (except as may be sold, exchanged or otherwise disposed of in the ordinary course of business). The assets of Eagle are not subject to any material security interest, mortgage, pledge, lien, encumbrance, or charge except for liens disclosed in the Registration Statement as securing specified liabilities set forth therein.

            I. Subsidiaries. Eagle has no material subsidiaries or interest in any other corporation, firm, partnership or other entity.

            J. Common Stock of Eagle. Seller has full power to sell and deliver the Eagle Shares upon the terms set forth herein.
There is no agreement to issue any additional shares of Eagle or to redeem, purchase or otherwise acquire any of the Eagle Shares.
Upon delivery of the Eagle Shares, the Buyer will receive good and marketable title thereto, free and clear of all liens, encumbrances, equities and claims whatsoever and subject only to the restrictions of state and federal securities laws.

            K. Tax Returns and Payments. Eagle has duly filed all tax returns, tax reporting forms and reports required to be filed by it, and has paid all taxes, assessments, governmental charges and payments to third party payors which were due and payable. Eagle has not entered into any agreement, waiver or other arrangement providing for an extension of time with respect to the filing of any tax return or the payment or assessment of any tax, governmental charge, deficiency or third party payment relating to Eagle. Eagle has withheld from each payment to each of its employees the amount of all taxes (including but not limited to United States federal income taxes, applicable state and municipal income taxes, Federal Insurance Contribution Act contributions and all other mandated employee taxes or contributions) legally required to be withheld therefrom and has paid the same to the proper tax receiving offices, except for such amounts withheld but not yet payable, if any.

            L. Tax Returns. Eagle has duly filed all reports or returns required to be filed with governmental authorities relating in any manner to any of its properties, which the failure to file may materially adversely affect the operation of its business.

            M. Insurance. Eagle maintains in full force and effect all policies of insurance and any renewals thereof and has given all notices and presented all claims, if any, under all policies of insurance when due except as reflected in the Registration Statement.

            N. Mortgages, Liens and Encumbrances. Eagle has not mortgaged, pledged, hypothecated or otherwise encumbered any of its assets, tangible or intangible, material to the operation of its business except as set forth in the Registration Statement.

            O. No Asset Sale. Eagle has not entered into or agreed to enter into any agreement or arrangement granting any rights to purchase any of its assets material to the operation of its business other than in the ordinary course of Eagle's business.

            P. Capital Expenditures. Eagle has not made any commitment for capital expenditures of a material nature that is not in the ordinary course of Eagle's business.

            Q. Material Agreements. Eagle has not entered into, become a party to, waived any right under, amended or cancelled any material contract, agreement or commitment nor has there been any material defaults thereunder except as reflected in the Registration Statement or except in the ordinary course of Eagle's business.

            R. Material Obligations. Eagle has paid all of its material obligations to third parties, including vendors, in a timely manner in the ordinary course of business.

            S. No Financial Charges. Since the respective dates of the financial statements contained in the Registration Statement, there has been no material change in the condition or general affairs of Eagle, financial or otherwise, other than as contemplated by this Agreement or reflected in the Registration Statement.

            T. No Suits Pending or Imminent. Except as may be immaterial to Eagle, its business, financial condition and results of operations, there are no actions at law or equity or administrative proceedings pending or threatened against Eagle in which Eagle is a plaintiff, defendant, petitioner, indemnifier, or respondent, or in which it is anticipated that Eagle will join or be joined as a party.

            U. Copies of Tax Returns. Seller has delivered to Buyer true and correct copies of each federal and state tax return (or outstanding extension, if any) filed by Eagle during the period of time commencing on July 1, 1991 through the Closing of this Agreement.

            V. Compliance with Law. The business and operations of Eagle have been and are being conducted in accordance with all applicable laws, rules and regulations.

            W. No Default of Contracts, Employee Obligations, Contractual Obligations or Organizational Documents. None of the contracts, or obligations or liabilities, material to Eagle's business operations, are in default. All such contracts are valid and binding obligations of the parties thereto in accordance with their respective terms, there have been no amendments or modifications thereto since the date hereof other than in the ordinary course of Eagle's business, and there are no known material liabilities of the parties thereto arising from any breach of or default in any provision thereof by any party thereto. Eagle is not in default under any of its agreements, contracts or instruments, material to Eagle's business operations, which require services to be performed, and no claim of default has been made or threatened by or against Eagle with respect to any such agreement, contract or instrument. Eagle is not in violation of its Articles of Incorporation, By-Laws or other organizational documents.

            X. Agreement Creating Default or Acceleration. Except for the Dividend and any debt cancellation resulting from said Dividend, and except as reflected in the Registration Statement or contemplated by this Agreement, the execution, delivery and performance of this Agreement and of each and every agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby do not and will not (i) constitute a breach or default (or an occurrence which by lapse of time and/or by the giving of notice would constitute a breach or default) under any agreement, lease, license, franchise, contract or commitment to which Seller or Eagle is a party or by which either of them or their properties or assets are bound; (ii) result in the creation or the imposition of any lien, encumbrance, security interest or charge in favor of any other party upon any of the properties or assets of Seller or Eagle; and (iii) result in the cancellation or termination of, or the acceleration of the performance of any obligations or of any indebtedness under any contract, agreement, commitment, indenture, mortgage, note, bond, license or other instrument or obligation to which Seller or Eagle is now a party or by which Seller or Eagle or either of their respective properties or assets may be bound or affected.

      5.2 Investment Intent. Seller is acquiring Buyer's Shares for its own account, for investment only and not with a view to the distribution or resale thereof. Seller and its officers and directors have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of Seller's purchasing the Buyer's Shares; and Seller understands that none of the Buyer's Shares have been registered for resale under the Act. Seller is fully aware of the fact that Buyer is transferring to Seller the Buyer's Shares in reliance upon the exemption provided in Section 4(2) of the Act and is relying upon this investment representation, and Seller hereby represents that it will not pledge, hypothecate, offer, sell, transfer, assign or otherwise dispose of the Buyer's Shares except in compliance with the provisions of the Act.

      Seller acknowledges that the certificate(s) for the Buyer's Shares will be legended to indicate that the Buyer's Shares represented thereby have not been registered under the Act, the Buyer's Shares were acquired for investment and may not be pledged, hypothecated, sold or transferred in the absence of a Registration Statement effective under the Act for the Shares or an opinion of counsel satisfactory to Buyer that registration is not required under the Act, and that "stop transfer" instructions with respect to the Buyer's Shares will be maintained by the transfer agent for Buyer and/or on Buyer's transfer and stock records.

      5.3 Accuracy of Representations. To the best of Seller's knowledge and belief, no representation or warranty in this Article V or elsewhere in this Agreement, or in any certificate or document furnished or to be furnished by Seller pursuant hereto, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. To the best of Seller's knowledge and belief, all facts have been disclosed in the Registration Statement regarding matters that would materially adversely affect Eagle or its business operations.

                                  ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES OF BUYER

      6. Representations and Warranties of Buyer: Except as disclosed in the Registration Statement, as a material inducement to Seller to execute and perform its obligations under this Agreement, Buyer represents and warrants to Seller as of the date hereof as follows:

            A.    Investment Intent.  Buyer is acquiring the Eagle
Shares for its own account, for investment only and not with a view to the distribution or resale thereof. Buyer (and its officers and directors) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Eagle Shares; and it understands that none of the Eagle Shares have been registered for resale under the Act. Buyer is fully aware of the fact that Seller is selling the Eagle Shares in reliance upon the exemption provided in Section 4(2) of the Act and is relying upon this investment representation, and Buyer hereby represents that it will not pledge, hypothecate, offer, sell, transfer, assign or otherwise dispose of the Eagle Shares except in compliance with the provisions of the Act.

            Buyer acknowledges that the certificate(s) for the Eagle Shares will be legended to indicate that the Eagle Shares represented thereby have not been registered under the Act, as amended, the Eagle Shares were acquired for investment and may not be pledged, hypothecated, sold or transferred in the absence of a registration statement effective under the Act for the Eagle Shares or an opinion of counsel that registration is not required under the Act, and that "stop transfer" instructions with respect to the Eagle Shares will be maintained by the transfer agent for Eagle and/or on Eagle's stock transfer records.

            B. Agreement Creating Default or Acceleration. The execution, delivery and performance of this Agreement and of each and every agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby do not and will not (i) constitute a breach or default (or an occurrence which by lapse of time and/or by the giving of notice would constitute a breach or default) under any agreement, lease, license, franchise, contract or commitment to which Buyer is subject or party or by which its properties or assets are bound; (ii) result in the creation or the imposition of any lien, encumbrance, security interest or charge in favor of any other party upon any of Buyer's properties or assets; and (iii) result in the cancellation or termination of, or the acceleration of the performance of any obligations or of any indebtedness under any contract, agreement, commitment, indenture, mortgage, note, bond, license or other instrument or obligation to which Buyer is now a party or by which Buyer or its properties or assets may be bound or affected, except as reflected in the Registration Statement or contemplated by this Agreement.

            C. Authority of Buyer. Buyer has full power and authority to enter into this Agreement and to perform each and every obligation hereunder.

            D. Accuracy of Representations. To the best of Buyer's knowledge and belief, no representation or warranty in this Article VI, the Registration Statement or elsewhere in this Agreement, or in any certificate or document furnished or to be furnished by Buyer pursuant hereto, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                  ARTICLE VII
                          SURVIVAL OF REPRESENTATIONS

      Survival of Representations and Warranties. All the representations, warranties, covenants and agreements made by Buyer, Eagle and Seller in this Agreement (including statements contained in any exhibit, certificate or other instrument delivered by or on behalf of any party hereto or in connection with the transactions contemplated hereby) shall survive for a period of two years following the consummation of the Agreement. No performance or execution of this Agreement in whole or in part by any party hereto, no course of dealing between or among the parties hereto or any delay or failure on the part of any party in exercising any rights hereunder or at law or in equity, and no investigation by any party hereto shall operate as a waiver of any rights of such party, except to the extent expressly waived in writing by such party.

                                 ARTICLE VIII
                      CLOSING OBLIGATIONS OF THE PARTIES

      8.1 Documents to be Delivered to Buyer by Seller. At a closing of this Agreement, Seller shall deliver or cause the following to be delivered to Eagle or Buyer:

            (A) Certificates representing the Eagle Shares;

            (B) All books, records, minute books, ledgers, instru- ments, agreements, contracts, tax returns and all other documents of whatsoever description of, relating to or concerning Eagle; and

            (C) A copy of certified resolutions of Seller's Board of Directors authorizing the execution and delivery of this Agreement.

      8.2   Documents to be Delivered to Seller by Buyer.

            (A)   Certificates representing the Buyer's Shares;

            (B) A copy of certified resolutions of Buyer's Board of Directors authorizing the execution and delivery of this Agreement; and

            (C) Documents, satisfactory to the Seller, confirming the Dividend.

                                  ARTICLE IX
                           POST CLOSING OBLIGATIONS

      9.1 Seller shall or shall cause its subsidiaries, identified under Column
(A) of Schedule I attached hereto, to indemnify Eagle for any payments that Eagle is obligated to make for the properties and pursuant to the obligations set forth opposite the subsidiary's name under Column (B) of Schedule I in excess of Eagle's rental obligations to TDA or such subsidiary.

      9.2 Seller agrees that any indebtedness due to Eagle from TDA outstanding on the Closing Date and not cancelled by the Dividend shall be paid to Eagle by TDA within 45 days of the completion of the Public Offering.

      9.3 Buyer hereby grants to Seller an unlimited number of "piggyback" registration rights with respect to the Buyer's Shares for any registration statement filed with the Securities and Exchange Commission by the Buyer during the period of time commencing two years after the consummation of the Acquisition.

                                   ARTICLE X
                                 MISCELLANEOUS

      10.1 Entire Agreement-Amendments. This Agreement and any agreements or instruments executed pursuant hereto or concurrently herewith contain the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersede all prior agreements, writings, negotiations and understandings. This Agreement contains all of the covenants, representations, warranties and agreements between the parties with respect to the subject matter of this Agreement, and each party to this Agreement acknowledges that no representations, warranties, covenants, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and no other or prior agreement, statement, representation, warranty or covenant not contained in this Agreement shall be binding or valid.

      10.2 Headings. The headings or captions in this Agreement are for convenience and reference only and do not form a part hereof and do not in any way modify, interpret or construe the intent of the parties or affect any to the provisions of this Agreement.

      10.3 Binding on Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns.

      10.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and the counterparts shall together constitute one and the same agreement, binding each of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart; however, no party shall be bound by this Agreement until and unless all parties have executed this Agreement.

      10.5 Waiver. Any provision of this Agreement which may be waived by a corporate party hereto may be waived (but only in writing) by any duly authorized officer thereof. No waiver shall be deemed a continual waiver or waivers with respect to any subsequent breach or default, whether of a similar or different nature, unless expressly so stated in writing.

      10.6 Governing Law. The validity, construction and interpretation of this Agreement shall be governed by the laws of the State of New York and the proper venue and jurisdiction shall be the Supreme Court of the State of New York, New York County or the United States District Courts located in the Southern District of New York.

      10.7 Further Acts. At any time and from time to time, on and after the Closing Date, any party shall, at the request of any other party, perform or cause to be performed and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered all such further acts, deeds, assignments and documents as may be necessary or desirable to more fully consummate the transactions contemplated by this Agreement.

      10.8  Notices.    All notices and other communications required
or permitted under the terms of this Agreement shall be in writing and shall be deemed given (1) upon hand delivery, or (2) ten days after deposit of the same by U.S. certified mail, return receipt requested, first class postage and certification fees prepaid and correctly addressed to the other parties at the addresses set forth in the first paragraph hereof.

      10.9 Waiver of Jury Trial. Each of the parties hereto hereby knowingly, voluntarily, and intentionally waives any rights it may have to a trial by jury in respect of any litigation based hereon or arising out of, under or in connection with this Agreement.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


                                          SELLER:

                                                TDA INDUSTRIES, INC.


                                          By:   ___________________________


                                          BUYER:

                                                EAGLE SUPPLY GROUP, INC.


                                          By:   ___________________________